UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2026

Date of Report (Date of earliest event reported)

Mountain Lake Acquisition Corp. II

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43075	98-1891915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

930 Tahoe Blvd STE 802 PMB 45, Incline Village, NV	89451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-204-1489

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MLAAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	MLAA	The Nasdaq Stock Market LLC
Warrants entitling the holder to purchase one Class A ordinary share at a price of $11.50 per share	MLAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2026, Mountain Lake Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”), which consisted of 36,000,000 units (the “Units”), including 4,680,000 Units issued pursuant to the partial exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one-half of one redeemable warrant of the Company, (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $360,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statements on Form S-1, File Nos. 333-291833 and 333-292969, as amended (the “Registration Statements”), filed with the U.S. Securities and Exchange Commission:

●	Underwriting Agreement, dated January 26, 2026, by and between the Company and BTIG, LLC, as representative of the underwriters (“BTIG”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	Warrant Agreement, dated as of January 26, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference;

●	Letter Agreement, dated January 26, 2026, by and among the Company, Mountain Lake Acquisition Sponsor II LLC (the “Sponsor”), the initial shareholders and the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference;

●	Investment Management Trust Agreement, dated as of January 26, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference;

●	Registration Rights Agreement, dated as of January 26, 2026, by and among the Company and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference;

●	Private Units Subscription Agreement, dated January 26, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference;

●	Private Units Subscription Agreement, dated January 26, 2026, by and between the Company and BTIG, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference; and

●	Indemnity Agreement, dated as of January 26, 2026, by and among the Company and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

As of January 28, 2026, a total of $360,000,000 of the net proceeds from the IPO and the Private Placement (as defined below), which amount included $12,600,000 in deferred underwriting commissions, was deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of January 28, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 980,000 units (the “Private Units”) to the Sponsor and BTIG, at a price of $10.00 per Private Unit, generating total proceeds of $9,800,000. Each Private Unit consists of one Class A Ordinary Share and one-half of one redeemable Warrant, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment). Of those 980,000 Private Units, the Sponsor purchased 510,000 Private Units and BTIG purchased 470,000 Private Units. The Warrants purchased by BTIG may not be exercised more than five years from the pricing of the IPO on January 26, 2026. In addition, BTIG may not exercise its demand and “piggy-back” registration rights after five and seven years, respectively, after the pricing of the IPO on January 26, 2026 and may not exercise its demand rights on more than one occasion.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statements. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statements) until 30 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units and the underlying securities.

The Private Units were sold pursuant to Section 4(a)(2) of the Securities Act, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2026, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association are filed herewith as Exhibit 3.1 and are incorporated by reference herein.

Item 8.01. Other Events.

On January 26, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 28, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 26, 2026, by and between the Company and BTIG, LLC, as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated as of January 26, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent

10.1	Letter Agreement, dated January 26, 2026, by and among the Company, Mountain Lake Acquisition Sponsor II LLC, the initial shareholders and the officers and directors of the Company

10.2	Investment Management Trust Agreement, dated as of January 26, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee

10.3	Registration Rights Agreement, dated as of January 26, 2026, by and among the Company and certain security holders of the Company

10.4	Private Units Subscription Agreement, dated January 26, 2026, by and between the Company and Mountain Lake Acquisition Sponsor II LLC

10.5	Private Units Subscription Agreement, dated January 26, 2026, by and between the Company and BTIG, LLC

10.6	Indemnity Agreement, dated as of January 26, 2026, by and between the Company and each of the officers and directors of the Company

99.1	Press Release Dated January 26, 2026

99.2	Press Release Dated January 28, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2026

Mountain Lake Acquisition Corp. II

By:	/s/ Paul Grinberg
Name:	Paul Grinberg
Title:	Chief Executive Officer

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